                                  THE UBS FUNDS

                 SUPPLEMENT TO PROSPECTUS DATED OCTOBER 28, 2004

                                                                 August 23, 2005

Dear Investor,

   The following supplements information contained in the Prospectus section titled "Managing Your Fund Account":

   THE SUB-HEADING "CLASS Y SHARES" IS DELETED IN ITS ENTIRETY AND REPLACED BY THE FOLLOWING:

   Shareholders pay no front-end sales charges on Class Y shares. However, as of May 26, 2005, UBS Global AM, the principal underwriter of the Funds, may make payments out of its own resources, to affiliated (UBS Financial Services Inc.) and unaffiliated dealers, pursuant to written dealer agreements as follows: a one time finder's fee consistent with the Fund's Class A share Reallowance to Selected Dealers' schedule (see page 80) and beginning in month 13 an ongoing fee in an amount up to 20 basis points for an equity, asset allocation or a balanced Fund and 15 basis points for a fixed income Fund. UBS Global AM does not make these payments on employee related Class Y share accounts and reserves the right not to make these payments if it determines, in its sole discretion, that a dealer has been acting to the detriment of the Fund.

   The following are eligible to purchase Class Y shares:

     - Shareholders of Class I shares of any UBS Fund who held such shares as of the date the shares were redesignated Class Y shares;

     - Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

     - Retirement plan platforms/programs that include Fund shares if the platform/program covers plan assets of at least $100 million;

     - Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

     - Banks, registered investment advisors and other financial institutions purchasing fund shares for their clients as part of a discretionary asset allocation model portfolio;

     - Shareholders who owned Class Y shares of the Fund through the PACE Multi-Advisor Program as of November 15, 2001, will be eligible to continue to purchase Class Y shares of that fund through the program;

     - College savings plans organized under Section 529 of the IRC, if shareholder servicing fees are paid exclusively outside of the participating funds;

     -  Other investors as approved by the Funds' Board of Trustees;

     - Shareholders who invest a minimum initial amount of $10 million in a Fund ($5 million for UBS U.S. Small Cap Growth Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS High Yield Fund, UBS Emerging Markets Debt Fund and UBS Emerging Markets Equity Fund). An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimums;

     - Foundations, Endowments and Religious and other charitable organizations described in Section 501(c)(3) of the IRC that invest a minimum initial amount of $2,500,000 in the Fund; and

     - Employees of UBS Global AM as long as the employee is named on an account purchased direct from the Funds' transfer agent in the minimum initial amount of $50,000.

     Class Y shares do not pay ongoing 12b-1 distribution or service fees. The ongoing expenses for Class Y shares are the lowest of all the classes.


                                                                 Item No. ZS-271
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   The following supplements information contained in the Prospectus section titled "Management":

   THE REFERENCE TO UBS GLOBAL ALLOCATION FUND UNDER THE SUB-HEADING "ADVISORY FEES" IS AMENDED TO INCLUDE AN ADDITIONAL COLUMN WITH A NEW ADVISORY FEE SCHEDULE AS OF JULY 1, 2005:

   ADVISORY FEE AS OF JULY 1, 2005

   ASSETS UNDER MANAGEMENT                                                                        FEE
   -----------------------                                                                        ---
   $0 - $500 million                                                                              0.80%
   On the next $500 million -$1 billion                                                           0.75%
   On the next $1 billion -$1.5 billion                                                           0.70%
   On the next $1.5 billion -$2 billion                                                          0.675%
   On the next $2 billion -$3 billion                                                             0.65%
   Above $3 billion                                                                               0.63%